    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1998
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                                IDT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         DELAWARE                                                    22-3415036
              (State or Other Jurisdiction of                              (I.R.S. Employer Identification
              Incorporation or Organization)                                           Number)

                           --------------------------

                                190 MAIN STREET
                          HACKENSACK, NEW JERSEY 07601
                                 (201) 928-1000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                         ------------------------------

                                HOWARD S. JONAS
                CHAIRMAN, CHIEF EXECUTIVE OFFICER AND TREASURER
                                IDT CORPORATION
                                190 MAIN STREET
                          HACKENSACK, NEW JERSEY 07601
                                 (201) 928-1000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                         ------------------------------

                                   COPIES TO:

        IRA A. GREENSTEIN, ESQ.                      JOYCE MASON, ESQ.                     ROBERT W. SMITH, JR., ESQ.
        MORRISON & FOERSTER LLP                       GENERAL COUNSEL                        PIPER & MARBURY L.L.P.
      1290 AVENUE OF THE AMERICAS                     IDT CORPORATION                       36 SOUTH CHARLES STREET
     NEW YORK, NEW YORK 10104-0050                    190 MAIN STREET                      BALTIMORE, MARYLAND 21201
             (212) 468-8000                     HACKENSACK, NEW JERSEY 07601                     (410) 539-2530
                                                       (201) 928-1000

                         ------------------------------

    Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-43501

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

                     CALCULATION OF REGISTRATION FEE CHART

                                                      NUMBER OF         PROPOSED MAXIMUM       PROPOSED MAXIMUM
             TITLE OF EACH CLASS OF                  SHARES TO BE        OFFERING PRICE       AGGREGATE OFFERING
          SECURITIES TO BE REGISTERED                 REGISTERED            PER SHARE                PRICE
Common Stock, par value $.01 per share                 503,750             $24.875(1)             $12,530,781


             TITLE OF EACH CLASS OF                   AMOUNT OF
          SECURITIES TO BE REGISTERED              REGISTRATION FEE
Common Stock, par value $.01 per share                $3,697(2)

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457 promulgated under the Securities Act of 1933.

(2) 4,815,000 shares were previously registered under Registration Statement No. 333-43501, in connection with which the Registrant paid aggregate filing fees of $28,158.

                         ------------------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The information set forth in (i) the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (File No. 333-43501) pursuant to the Securities Act of 1933, as amended, and (ii) the related Prospectus filed under Rule 424(b)(4), is incorporated by reference herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hackensack, State of New Jersey, on January 29, 1998.

                                IDT CORPORATION

                                BY:  /S/ HOWARD S. BALTER
                                     -----------------------------------------
                                     Howard S. Balter
                                     CHIEF OPERATING OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE
------------------------------  ---------------------------  -------------------

                                    Chairman and Chief
             *                        Executive Officer
----------------------------        (Principal Executive      January 29, 1998
Howard S. Jonas                           Officer)

             *                    President and Director
----------------------------        (Principal Executive      January 29, 1998
James Courter                             Officer)

/s/ HOWARD S. BALTER            Chief Operating Officer and
----------------------------         Director (Principal      January 29, 1998
Howard S. Balter                     Financial Officer)

             *                    Chief Financial Officer
----------------------------        (Principal Accounting     January 29, 1998
Stephen R. Brown                          Officer)

             *                           Director
----------------------------                                  January 29, 1998
Marc E. Knoller

             *                           Director
----------------------------                                  January 29, 1998
Joyce J. Mason

                                         Director
----------------------------
Meyer A. Berman

                                         Director
----------------------------
J. Warren Blaker

                                         Director
----------------------------
James Mellor

                                         Director
----------------------------
Elmo R. Zumwalt

             *                           Director
----------------------------                                  January 29, 1998
Hal Brecher

/s/ HOWARD S. BALTER
----------------------------
* By Howard S. Balter, as Attorney-in-fact

  EXHIBIT
  NUMBER     EXHIBIT TABLE
-----------  --------------------------------------------------------------------------------------------------------
       5.1   Opinion of Morrison & Foerster LLP

      23.1   Consent of Ernst & Young LLP

      23.2   Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

      24.1*  Power of Attorney

------------------------

* Incorporated by reference to Registration Statement on Form S-3 (File No. 333-43501).